EXHIBIT 32.2
TWEETER HOME ENTERTAINMENT GROUP, INC.
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
      In connection with the Annual Report of Tweeter Home Entertainment Group, Inc. (the “Company”) on Form 10-K for the period ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul Burmeister, interim Chief Financial Officer of the Company, certify, pursuant to U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of September 30, 2005 and results of operations of the Company for the year ended September 30, 2005.

/s/ Paul Burmeister

Paul Burmeister
interim Chief Financial Officer
December 29, 2005